UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2007 (October 16, 2007)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On October 22, 2007, Inland American Real Estate Trust, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) with regard to, among other things, the probable acquisition RLJ Urban Lodging Master, LLC (“Lodging Master”), as described in the Initial Report. In connection with the disclosure of the probable acquisition of Lodging Master, the Initial Report included, as Exhibit 99.1 thereto, the audited financial statements and unaudited interim financial statements of RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (P.F. #1), L.P. (together, the “RLJ Funds”) for the two years ended December 31, 2006 and 2005 and the period from August 26, 2004 through December 31, 2004 as well as the interim period ended June 30, 2007, respectively. Notes 6 to the audited and unaudited financial statements disclosed the mortgage loans to which the RLJ Funds are subject, and included the interest rates of each of these loans. Subsequent to filing, the Company was informed that certain of the interest rates disclosed in notes 6 to these audited and unaudited financial statements were incorrect, due to processing errors. Because the interest rates set forth in the financial statements also were reflected in the Company’s Item 1.01 disclosure, Item 1.01 of the Initial Report disclosed the incorrect interest rates as well. This Report on Form 8-K/A is being filed to incorporate revised interest rate disclosures to the financial statements, as attached as Exhibit 99.1 hereto, which replace in their entirety the financial statements filed as Exhibit 99.1 to the Initial Report. The Report also amends Item 1.01, as set forth below, to reflect the correct interest rates. With respect to the Item 1.01 disclosure regarding the proposed acquisition of Lodging Master, this current Report on Form 8-K/A should be read in conjunction with the Initial Report.

In addition, following its filing of the Initial Report, the Company determined that its proposed acquisition of the SunTrust Bank Portfolio I and SunTrust Bank Portfolio II, as described below, together constitute a material transaction. Item 8.01 hereto has been revised to reflect the Company’s determination, and the pro forma financial statements included as Exhibit 99.2 to the Initial Report have been amended to include the proposed acquisition of the two portfolios. Accordingly, the revised pro forma financial statements included as Exhibit 99.2 hereto replace in their entirety the financial statements filed as Exhibit 99.2 to the Initial Report.

Item 1.01. Entry into a Material Definitive Agreement.

Probable Acquisition of RLJ Urban Lodging Master, LLC.

On October 16, 2007, the Company, Lodging Master and RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, which together own all of the membership interests of Lodging Master (together, the “Sellers” and, collectively with the Company and Lodging Master, the “Parties”) entered into Amendment No. 6 (the “Amendment”) to the agreement and plan of merger, dated August 12, 2007, by and among the Parties. As disclosed in the Initial Report, the Amendment describes the existing indebtedness that the Company expects to retain at the closing of the merger. The existing indebtedness consists of three groups of existing loans secured by Lodging Master’s hotels, including $162.9 million in loans and related interest rate swap agreements with Capmark Finance, Inc. (“Capmark”) and $96.6 million in loans and related interest rate swap agreements with Wells Fargo Real Estate Group (“Wells Fargo”). As of June 30, 2007, the Capmark loans bore interest at rates ranging from 5.54% to 7.07% and the Wells Fargo loans bore interest at rates ranging from 5.75% to 6.94%.

Item 8.01. Other Events.

                Probable Acquisition of SunTrust Bank Portfolio I and SunTrust Bank Portfolio II.

On September 27, 2007, Inland Real Estate Acquisitions, Inc. (“IREA”) and SunTrust Bank (“SunTrust”) entered into an agreement (the “Portfolio I Agreement”) for the purchase of fee simple interests in a portfolio of 210 single tenant retail banking facilities and eight office buildings collectively known as the “SunTrust Bank Portfolio I.”  The properties in the Sun Trust Bank Portfolio I contain approximately 1,149,131 aggregate gross leasable square feet and are located in eight states and the District of Columbia.  On October 17, 2007, IREA and SunTrust entered into an agreement (the “Portfolio II Agreement” and, together with the Portfolio I Agreement, the “SunTrust Agreements”) for the purchase of fee simple interests in a portfolio of 216 single tenant retail banking facilities collectively known as the “SunTrust Bank Portfolio II.”  The properties in SunTrust Bank Portfolio II contain approximately 1,130,399 aggregate gross leasable square feet and are located in seven states and the District of Columbia.  The Company has exercised its right of first refusal to acquire the SunTrust Bank Portfolio I and the SunTrust Bank Portfolio II.  The Company considers the proposed acquisition of the combined portfolios a material acquisition for purposes of this Form 8-K/A.

The purchase price for the SunTrust Bank Portfolio I is approximately $374.9 million.  On October 1, 2007, the Company made an initial deposit of $9.4 million against this purchase price.  This deposit will be refunded to the Company if the closing fails to occur by December 10, 2007 as a result of a failure of a condition of closing or as a result of SunTrust’s breach of the Portfolio I Agreement.  The purchase price for the SunTrust Bank Portfolio II is approximately $357.3 million.  The Company anticipates purchasing one-third of the facilities, with an aggregate purchase price equal to approximately $130 million, on December 20, 2007, and the remaining properties, with an aggregate purchase price equal to approximately $226.3 million, on March 28, 2008.  The Company made an initial deposit of $8.9 million against the purchase price of the SunTrust Bank Portfolio II on October 18, 2007; this deposit will be applied to the purchase price for the properties that the Company expects to purchase in March 2008.  The Company also will be required to make a second deposit of $2.6 million on December 10, 2007 for the properties to be purchased in March 2008.  These deposits will be refunded to the Company if the closing fails to occur by March 28, 2008 as a result of the failure of a condition of closing or as a result of SunTrust’s breach of the agreement.  Additionally, each of the SunTrust Agreements provides that if the Company does not purchase any of the individual properties as a result of title defects which first appear after the date of entering into the respective contract and before closing, or SunTrust’s breach of its representations and warranties in the agreement, or because the property has been taken by eminent domain or has been destroyed, the amount of the deposit that has been allocated to that property(ies) in the agreement will be refunded to the Company.

SunTrust Bank will lease all of the retail banking facilities in the SunTrust Bank Portfolios I and II for a term of ten years.  SunTrust may renew each of these leases for an additional term of ten years, and then for six additional five-year terms.  Each of the leases requires SunTrust Bank to pay all taxes, insurance and maintenance expenses from use of the property.

SunTrust Bank is the principal banking subsidiary of SunTrust Banks, Inc., referred to herein as “STI,” a financial holding company with its headquarters in Atlanta, Georgia.  According to filings made by STI with the Securities and Exchange Commission, STI reported net income available to common shareholders of $1,187.8 million and $2,109.7 million for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, and diluted earnings per average common share equal to $3.33 and $5.82 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.  SunTrust Bank operates primarily within Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Virginia, and the District of Columbia.

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                Risk Factors

The risk factor entitled “The Company needs to raise sufficient monies to complete its proposed acquisition of RLJ Urban Lodging Master, LLC,” as set forth in Item 8.01 of the Initial Report, is amended as follows.

The Company needs to raise sufficient monies to complete its proposed acquisition of RLJ Urban Lodging Master, LLC and the SunTrust Bank Portfolios I and II.

If the Company were required to immediately complete the proposed merger with Lodging Master or to complete the proposed acquisition of SunTrust Bank Portfolio I or SunTrust Bank Portfolio II, it may not have sufficient cash on hand to fund the purchase prices. The Lodging Master transaction is not scheduled to close until mid-January 2008, the acquisition of the SunTrust Bank Portfolio I is not scheduled to begin closing until mid-December 2007 and the acquisition of the first one-third of the SunTrust Portfolio II is not scheduled to close until mid-December 2007, with the remainder of the properties expected to close in March 2008. The Company expects to be able to fund the cash portion of each purchase price from proceeds that it will raise in this offering between now and each closing, with borrowings secured by approximately $1.7 billion of unencumbered assets that it currently owns or by entering into a line of credit, or some combination of the above. The Company has not, however, entered into binding agreements or commitments for any of these borrowings, including the line of credit. Further, there is no assurance that it will be able to enter into agreements on terms and conditions acceptable to the Company, if at all. Also, there is no assurance that the Company will be able to raise sufficient offering proceeds. If the Company is unable to raise or borrow sufficient monies to pay the purchase price for these proposed acquisitions, it will lose its $44.5 million escrow deposit on the Lodging Master acquisition as well as its $18.6 million deposit on the SunTrust Bank Portfolios.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired.

Lodging Master is 100% owned by RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, which are respectively owned by the RLJ Funds. Substantially all of the RLJ Funds’ and the Sellers’ assets are held by, and all of their operations are conducted through, Lodging Master or various wholly-owned subsidiaries of Lodging Master. Because the RLJ Funds serve as the ultimate corporate parent of Lodging Master and do not hold any substantial assets outside of this entity, the Company’s management believes that it is appropriate to provide the financial statements of the RLJ Funds rather than the entity that it proposes to acquire.

The corrected audited financial statements and unaudited interim financial statements of the RLJ Funds for the two year period ended December 31, 2006 and the period from August 26, 2004 through December 31, 2004 as well as the interim period ended June 30, 2007, respectively, are filed with this Form 8-K/A. The acquisition of RLJ Urban Lodging Master, LLC constitutes a probable significant acquisition, which pursuant to Rule 3-05 of Regulation S-X, requires presentation of the financial statements required by Regulation S-X, as attached as Exhibit 99.1 hereto.

(b)          Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X related to the acquisition of Lodging Master is attached as Exhibit 99.1 hereto.

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(d)         Exhibits.

2.3                                 Agreement and Plan of Merger, dated as of August 12, 2007, by and among Inland American Real Estate Trust, Inc., RLJ Urban Lodging Master, LLC, RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, as amended (incorporated by reference to Exhibit 2.3 to the Registrant’s Form 8-K, as filed by the Registrant with the Securities and Exchange Commission on October 22, 2007)

99.1                           Combined consolidated financial statements of RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (P.F. #1), L.P.

99.2                           Pro forma financial statements of Inland American Real Estate Trust, Inc.

Cautionary Statements

This document may contain forward-looking statements. Forward-looking statements are statements that do not reflect historical facts, including statements regarding the Company’s management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by use of words such as “anticipates,” “may,” “will,” “should,” “could,” “expects,” “plans,” “estimates,” “intends,” “believes,” and similar expressions that do not relate to historical matters. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include, but are not limited to, risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended by this Form 8-K/A. All forward-looking statements in this document are made as of today, based upon information known to the Company’s management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

The representations, warranties, covenants and agreements made by the respective parties in the Merger Agreement, as amended, and the SunTrust Agreements (together, the “Agreements”) are made only as of specific dates. The assertions embodied in those representations and warranties were made only for purposes of the Agreements and are subject to qualifications and limitations negotiated by the respective parties in connection with the Agreements. In addition, certain representations and warranties may be qualified by, or may be otherwise subject to, a contractual standard of materiality different from the standard of materiality applicable to stockholders or may have been used for the purpose of allocating risk between the parties to the merger rather than to establish matters as facts.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: October 29, 2007	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.3

Agreement and Plan of Merger, dated as of August 12, 2007, by and among Inland American Real Estate Trust, Inc., RLJ Urban Lodging Master, LLC, RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, as amended (incorporated by reference to Exhibit 2.3 to the Registrant’s Form 8-K, as filed by the Registrant with the Securities and Exchange Commission on October 22, 2007)

99.1	Combined consolidated financial statements of RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (P.F. #1), L.P.

99.2	Pro forma financial statements of Inland American Real Estate Trust, Inc.